Supplement Dated April 29, 2016
To The Prospectus Dated April 25, 2016

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Unless otherwise noted, all changes are effective immediately.

In the summary prospectus section entitled "Summary Overview of Each Fund," please delete the "Portfolio Managers" section for the JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund in its entirety and replace it with the following:

Name:	Joined Fund Management Team In:	Title:
Wai Lee	April 2014	Managing Director, Neuberger Berman
Hakan Kaya	April 2014	Vice President, Neuberger Berman
Thomas Sontag	April 2014	Managing Director, Neuberger Berman
David Yi Wan	April 2016	Senior Vice President, Neuberger Berman

Messrs. Lee, Kaya, and Wan are primarily responsible for the day-to-day management of the Fund's investments in commodity-linked derivative instruments and the investments made by the Subsidiary. Mr. Sontag is primarily responsible for the day-to-day management of the Fund's fixed income securities.

In the prospectus section entitled "Additional Information About Each Fund," in the sub-section "The Sub-Adviser and Portfolio Management," for the JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund, please delete the second, third, fourth, and fifth paragraphs in their entirety and replace them with the following paragraphs:

The portfolio managers of the Sub-Adviser responsible for the oversight of the Fund are Messrs. Wai Lee, Hakan Kaya, Thomas Sontag, and David Yi Wan. Information regarding the portfolio managers of the Fund is set forth below.

Wai Lee, Managing Director, Ph.D., joined the firm in 2004.  Mr. Lee is the Chief Investment Officer and Director of Research for the Quantitative Investment Group. Prior to joining the firm, Mr. Lee was the head of the quantitative engineering group at another asset manager.  Mr. Lee also managed an equity portfolio and was a founding member of the equity investment policy group for this asset manager.  Mr. Lee has served on the Advisory Board of The Journal of Portfolio Management since 1997.

Hakan Kaya, Vice President, Ph.D., joined the firm in 2008.   Mr. Kaya is a Portfolio Manager with the Quantitative Investment Group.  Prior to joining the firm, Mr. Kaya was a consultant at another investment firm where he developed statistical relative value and directional models for commodities investments.

Thomas Sontag, Managing Director, joined the firm in 2004. Mr. Sontag is a Portfolio Manager responsible for active and index portfolios and is a member of the Investment Grade Strategy Committee and the Structured Products team. Prior to joining the firm, he served as a portfolio manager with Strong Capital Management for six years.  Mr. Sontag earned a BBA and an MBA from the University of Wisconsin.

David Yi Wan, Senior Vice President, joined the firm in 2001. Mr. Wan is a Portfolio Manager with the Quantitative Investment Group. Prior to joining the firm, Mr. Wan worked in Information Management at another investment firm.

This supplement is dated April 29, 2016.

Supplement Dated April 29, 2016
To The Statement of Additional Information
Dated April 25, 2016

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective immediately.

On page 115, in the section "Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest," please delete the tables for "JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund" in their entirety and replace them with the following tables:

	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Portfolio Managers
Wai Lee	2	$85	4	$126	11	$2,239
Hakan Kaya	1	$63	2	$71	0	$0
Thomas Sontag	7	$3,383	9	$2,374	375	$29,916
David Yi Wan	1	$63	2	$71	0	$0

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Portfolio Managers
Wai Lee	0	$0	0	$0	5	$1,813
Hakan Kaya	0	$0	0	$0	0	$0
Thomas Sontag	0	$0	0	$0	0	$0
David Yi Wan	0	$0	0	$0	0	$0

On page 116, please delete the table entitled "Security Ownership of Portfolio Managers for the JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund as of December 31, 2015" and replace it with the following table:

Security Ownership of Portfolio Manager(s)	Wai Lee	Hakan Kaya	Thomas Sontag	David Yi Wan
NONE	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

This supplement is dated April 29, 2016.

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